EXECUTION COPY

                                            FOURTH   AMENDMENT   dated   as   of
                                    December 20, 1996 (this "Fourth Amendment"),
                                    to the Amended and Restated Credit Agreement
                                    dated as of  September  26, 1995 (as amended
                                    to the  date  hereof,  the  "Amended  Credit
                                    Agreement"),  among  Horizon/CMS  Healthcare
                                    Corporation,    a    Delaware    corporation
                                    ("Horizon"),  Continental  Medical  Systems,
                                    Inc., a Delaware corporation ("Continental", and together with Horizon, the "Borrowers"), the lenders listed on the signature pages thereto (the "Lenders") and NationsBank of Texas, N.A., as agent for the Lenders (in such capacity, the "Agent") and as issuing bank (in such capacity, the "Issuing Bank").

         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Amended Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (the Amended Credit Agreement, as amended by, and together with, this Fourth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendment to Section 1.01. The following definition is hereby added to Section 1.01 in appropriate alphabetical order:

                  "Fourth Amendment Effective Date" shall mean the effective date of the Fourth Amendment dated as of December 20, 1996, to this Agreement."

         SECTION 1.02. Amendment to Section 6.04. Section 6.04 of the Amended Agreement is hereby amended by deleting the period at the end of paragraph (m) thereof and adding "; and" in lieu thereof and by adding the following paragraph immediately after paragraph (m) thereof:

                  "(n) other investments received by Horizon or any Subsidiary as consideration for any disposition which is permitted under clause
         (F) of Section 6.05(a) and consummated after the Fourth Amendment Effective Date; provided that the aggregate book value of all such investments received by Horizon or any Subsidiary (measured at the time of receipt thereof by Horizon or the applicable Subsidiary) shall not exceed $20,000,000."

         SECTION 1.03. Amendments to Section 6.05. (a) Section 6.05(a) of the Amended Agreement is hereby amended by inserting in the first line of clause (C) of the exceptions thereto the phrase "consummated prior to December 20, 1996" after the word "dispositions".

         (b) Section 6.05(a) of the Amended Agreement is hereby amended by deleting the period at the end of clause (E) of the exceptions thereto and adding "; and" in lieu thereof and by adding the following clause immediately after such clause (E):

                  "(F) dispositions made during any fiscal year of Horizon of up to $20,000,000 in aggregate book value of the assets of Horizon or any of the Subsidiaries, including Equity Interests of Subsidiaries; provided that (I) the proceeds thereof are not required to be used, and are not used, directly or indirectly, to purchase or otherwise acquire any Subordinated Debt and (II) in any case involving a joint



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         venture, the capital  contributions to such joint venture are permitted by Section 6.18."

         SECTION 1.04. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders, as follows:

                  (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Fourth Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Fourth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

                  (b) Each of the Borrowers, the Subsidiary Pledgors and the Subsidiary Guarantors is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Agreement.

                  (c) The execution, delivery and performance by each of the Borrowers of this Fourth Amendment have been duly authorized by such party.

                  (d) This Fourth Amendment constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against it in accordance with its terms.

                  (e) The execution, delivery and performance by each of the Borrowers of this Fourth Amendment (i) do not conflict with or violate
         (A) any provision of law, statute, rule or regulation, or of the certificate of incorporation or by-laws of either of the Borrowers, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which either of the Borrowers is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or instrument.

         SECTION 1.05. Effectiveness. This Fourth Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Fourth Amendment Effective Date"):

                  (a) The Agent shall have received  duly executed  counterparts
         of  this  Fourth  Amendment  which,  when  taken  together,   bear  the
         authorized signatures of the Borrowers and the Required Lenders.

                  (b) The Required Lenders shall be satisfied that the representations and warranties set forth in Section 1.04 are true and correct on and as of the Fourth Amendment Effective Date and that no Default or Event of Default has occurred or is continuing.

                  (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Required Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by any of the Borrowers, the Subsidiary Pledgors or the Subsidiary Guarantors of its obligations under the Loan Documents.

                  (d) The Required Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Required Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with



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         this Fourth Amendment and all documents incidental thereto,  whether or not referred to herein, shall be satisfactory in form and substance to the Required Lenders and their counsel.

                  (e) Horizon shall have paid in full all amounts due and payable as of the Fourth Amendment Effective Date under the Amended Agreement.

         SECTION 1.06. APPLICABLE LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

         SECTION 1.07. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Required Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Fourth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this
Section 1.07 shall survive the termination of this Fourth Amendment and the Amended Agreement.

         SECTION 1.08. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         SECTION 1.09. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.
         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                HORIZON/CMS HEALTHCARE CORPORATION,
                                as a Borrower

                                by __________________________________
                                Name:
                                Title:

                                CONTINENTAL MEDICAL SYSTEMS, INC.,
                                as a Borrower

                                by___________________________________
                                Name:
                                Title:

                                NATIONSBANK OF TEXAS, N.A., as Agent, as Issuing Bank and as a Lender

                                by___________________________________
                                Name:
                                Title:



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                                BANK OF AMERICA NT & SA, as Managing
                                Agent and as a Lender

                                by___________________________________
                                Name:
                                Title:

                                MORGAN GUARANTY TRUST COMPANY OF NEW
                                YORK, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                CREDIT LYONNAIS NEW YORK BRANCH,
                                as Co-Agent and as a Lender

                                by___________________________________
                                Name:
                                Title:

                                LONG TERM CREDIT BANK OF JAPAN, LTD., LA
                                AGENCY, as Co-Agent and as a Lender

                                by___________________________________
                                Name:
                                Title:

                                PNC BANK, NATIONAL ASSOCIATION, as Co-Agent and as a Lender

                                by___________________________________
                                Name:
                                Title:

                                THE CHASE MANHATTAN BANK, as successor to
                                Chemical Bank, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                WELLS FARGO BANK (TEXAS), NATIONAL
                                ASSOCIATION, formerly First Interstate Bank of Texas, N.A., as a Lender by___________________________________
                                Name:
                                Title:

                                TORONTO DOMINION (TEXAS) INC., as a Lender

                                by___________________________________

                                Name:
                                Title:

                                BANKERS TRUST COMPANY, as a Lender

                                by___________________________________



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                                Name:
                                Title:

                                BANQUE PARIBAS, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                by___________________________________
                                Name:
                                Title:

                                BANQUE NATIONALE de PARIS, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                by___________________________________
                                Name:
                                Title:

                                DEUTSCHE BANK AG, LOS ANGELES AND/OR
                                CAYMAN ISLANDS BRANCHES, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                by___________________________________
                                Name:
                                Title:

                                MELLON BANK, N.A., as a Lender

                                by___________________________________
                                Name:
                                Title:

                                FLEET NATIONAL BANK, f/k/a/ Fleet Bank of
                                Massachusetts, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                KEYBANK NATIONAL ASSOCIATION as successor to Society National Bank, as a Lender by___________________________________
                                Name:
                                Title:



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                                SUNWEST BANK OF ALBUQUERQUE, N.A., as a
                                Lender and as Issuing Bank

                                by___________________________________
                                Name:
                                Title:

                                THE BANK OF TOKYO TRUST COMPANY, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                THE NIPPON CREDIT BANK, LTD., LOS ANGELES
                                AGENCY, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                THE SUMITOMO BANK, LIMITED, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                THE SUMITOMO TRUST & BANKING CO., LTD., NEW
                                YORK BRANCH, as a Lender

                                by___________________________________
                                Name:
                                Title:


                                THE SUMITOMO BANK, LIMITED, CHICAGO
                                BRANCH, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                THE MITSUBISHI BANK, LTD., LOS ANGELES
                                BRANCH, as a Lender

                                by___________________________________
                                Name:
                                Title:

                                THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                as a Lender

                                by___________________________________



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

                                Name:
                                Title:

                                NATIONSBANK, N.A., as a Lender

                                by___________________________________
                                Name:
                                Title:



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